                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            REN CORPORATION - USA
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

(LOGO)   REN CORPORATION-USA




                                 April 18, 1995




Dear Shareholder:

         You are cordially invited to attend the annual meeting of shareholders of REN Corporation - USA (the "Company"), which will be held at 2:00 p.m. on Thursday, June 1, 1995 at the corporate offices located at 6820 Charlotte Pike, Nashville, Tennessee.

         The Notice and Proxy Statement on the following pages contain details concerning the business to come before the meeting. Management will report on current operations and there will be an opportunity for discussion concerning the Company and its activities. Please sign and return your proxy card in the enclosed envelope to ensure that your shares will be represented and voted at the meeting even if you cannot attend. You are urged to sign and return the enclosed proxy card even if you plan to attend the meeting.

         I look forward to personally meeting all shareholders who are able to attend.


                                             Sincerely,


                                             /s/ Mats Wahlstrom
                                             ---------------------
                                             MATS WAHLSTROM
                                             Chairman of the Board




            6820 Charlotte Pike   Nashville, TN 37209   615-353-4200

                              REN CORPORATION-USA

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 1, 1995


TO THE SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of REN Corporation-USA (the "Company") will be held at 2:00 p.m. on Thursday, June 1, 1995 at the corporate offices located at 6820 Charlotte Pike, Nashville, Tennessee, for the following purposes:

         1. Election of the two nominees to the Board of Directors named in this Proxy Statement;

         2. Approval of a proposed amendment to the REN Corporation - USA Employee Stock Purchase Plan;

         3. Ratification of the action of the Company's Board of Directors authorizing an increase in the number of shares of Common Stock reserved for issuance under the Company's Non-Statutory Stock Option Plan of 1988 from 1,000,000 to 1,750,000; and

         4. Authorization of the persons named in the proxy to vote according to their best judgment on such other matters as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on April 19, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and at any adjournment thereof.

         Each shareholder who does not plan to attend the meeting is requested to date, sign and return the accompanying proxy in the enclosed postage-paid envelope.

                                   By Order of the Board of Directors


                                         /s/ Ralph Z. Levy, Jr.
                                         ----------------------
                                           RALPH Z. LEVY, JR.
                                               Secretary

Nashville, Tennessee
April 28, 1995

                              REN CORPORATION-USA
                              6820 CHARLOTTE PIKE
                          NASHVILLE, TENNESSEE  37209

                                PROXY STATEMENT

                                    FOR THE

                      1995 ANNUAL MEETING OF SHAREHOLDERS

         This Proxy Statement is furnished to the holders of the Common Stock of REN Corporation-USA (the "Company") by the Company in connection with the solicitation on behalf of the Board of Directors of the Company of proxies to be used in voting at the Annual Meeting of Shareholders to be held on June 1, 1995, and at any adjournment thereof ("1995 Annual Meeting").

         The enclosed proxy is for use at the 1995 Annual Meeting if the shareholder will not be able to attend in person. Any shareholder giving a proxy may revoke it by delivering written notice of such revocation to the Secretary of the Company or by attending the 1995 Annual Meeting and voting at any time before it is exercised. All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the proxies will be voted in favor of:

         1. Election of the two nominees to the Board of Directors named in this Proxy Statement to hold office for a term of three years and until their successors are elected and qualified;

         2. Approval of a proposed amendment to the REN Corporation - USA Employee Stock Purchase Plan as described in the attached proxy statement;

         3. Ratification of the decision by the Board of Directors to increase the number of shares available for issuance under the Company's Non-Statutory Stock Option Plan of 1988 from 1,000,000 shares to 1,750,000 shares; and

         4. Authorization of the persons named in the proxy to vote according to their best judgment on such other matters as may properly come before the meeting or any adjournment thereof.

         Only the holders of Common Stock of record at the close of business on April 19, 1995, will be entitled to vote at the 1995 Annual Meeting. On such date, 18,921,171 shares of Common Stock were outstanding. On all proposals, each share is entitled to one vote on each matter to be voted upon at the meeting. A majority of the shares of Common Stock is required to be represented to constitute a quorum. Abstentions and broker non-votes on return proxies and ballots will be counted as neither FOR nor AGAINST a matter or nominee. Any proxy given by a shareholder may be revoked by a later-dated proxy.

         All expenses of the 1995 Annual Meeting, including the cost of soliciting proxies, will be borne by the Company. The Company may reimburse persons holding stock in their names for others, or holding stock for others who have the right to give voting instructions (such as brokers, banks, fiduciaries and nominees), for such persons' reasonable expenses in forwarding proxy material to their principals. The address of the Company's principal executive office and the Company's mailing address is 6820 Charlotte Pike, Nashville, Tennessee 37209 and the telephone number of its principal executive office is (615) 353-4200. This Proxy Statement and the accompanying proxy are first being mailed on or about April 28, 1995.


                                  PROPOSAL 1:
                             ELECTION OF DIRECTORS

         The Company's By-Laws authorize the Board of Directors from time to time to determine the number of its members and provide for three classes of directors, each member of which serves a three-year term. The current composition of the Board and the expiration of each director's term are as follows:

                 1995                              1996                              1997
      J. Kenneth Jacobs, M.D.                 Mats Wahlstrom                 Lawrence J. Centella
      Juha P. Kokko, M.D., Ph.D.             Herbert S. Lawson                 Jan Gustavsson


         At the 1995 Annual Meeting, the terms of Drs. Jacobs and Kokko will expire. The Company's By-Laws provide that successors to those directors whose terms have expired are required to be elected by shareholder vote. Two directors, who will serve three-year terms and until their respective successors are elected and qualified, will be elected at the 1995 Annual Meeting. Shares represented by the enclosed proxy will be voted FOR the election as directors of the two nominees named below unless authority is withheld as to either or both such persons so nominated. The affirmative vote of a plurality of the votes cast at the 1995 Annual Meeting is required in the election of each nominee for director. If for any reason any nominee shall not be a candidate for election as director at the meeting, an event not now anticipated, the enclosed proxy will be voted for such substitute as shall be designated by the Board of Directors.

NOMINEES

         J. Kenneth Jacobs, M.D. and Juha P. Kokko, M.D., Ph.D., who have served as directors since 1986 and 1993, respectively, have been nominated by the Board of Directors to serve as directors for three years. See "Management."

CERTAIN INFORMATION REGARDING THE BOARD OF DIRECTORS

         The Board of Directors held a total of six meetings during 1994. During their periods of service on the Board in 1994, the directors collectively attended approximately 89 percent or more of the total of such meetings and meetings of Board committees of which they were members.

         The committees of the Board of Directors consist of an Audit Committee, composed of Messrs. Lawson and Gustavsson and Drs. Jacobs and Kokko; a Compensation Committee, composed of Mr. Lawson and Drs. Jacobs and Kokko; and an Executive Committee, composed of Dr. Kokko and Messrs. Centella, Lawson and Wahlstrom. During 1994, the Audit Committee met once, the Compensation Committee met once, and the Executive Committee met once. The operations of the Executive Committee were temporarily suspended as of April 26, 1994. In the event of any future increase in the size of the Board of Directors, the Executive Committee may be reactivated.

         The Audit Committee is authorized by the Board of Directors to review, with the Company's independent accountants, the annual financial statements of the Company prior to publication; to review the work of, and approve non-audit services performed by, such independent accountants; and to select the independent public accountants for the ensuing year. The Audit Committee also reviews the effectiveness of the financial and accounting functions, organization, operations and management of the Company and its subsidiaries.

         The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all officers of the Company and reviews general policy matters relating to compensation and benefits of employees of the Company. The Compensation Committee administers the Company's stock option plan with respect to the Company's senior management.

         The Executive Committee is empowered to act on behalf of the Board of Directors to review and approve acquisitions, developments and capital expenditures subject to certain limitations.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF DR. JACOBS AND DR. KOKKO TO SERVE AS DIRECTORS OF THE COMPANY FOR THREE YEARS.


                                  PROPOSAL 2:
                APPROVAL OF AMENDMENT TO THE REN CORPORATION-USA
                          EMPLOYEE STOCK PURCHASE PLAN

         On April 26, 1994, the Board of Directors of the Company adopted, subject to the approval of its shareholders, the REN Corporation-USA Employee Stock Purchase Plan (the "Purchase Plan"), effective July 1, 1994. At the 1994 Annual Meeting of the shareholders of the Company, the shareholders of the Company approved the Purchase Plan. The Purchase Plan is intended to encourage stock ownership by employees of the Company, the employees of any parent or subsidiary corporation which the Board of Directors has authorized to participate in the Purchase Plan ("Participating Employers"), thereby stimulating their effort on behalf of Participating Employers and their desire to remain with Participating Employers, to provide incentive to employees of those companies which may be acquired by the Company and to aid the Company in competing for services of desired personnel. On January 26, 1995, the Board of Directors of the Company adopted, subject to the approval of its shareholders, an amendment to the Purchase Plan, effective July 1, 1995, that eliminates the one-year waiting period which currently must be met by employees of Participating Employers prior to eligibility to participate in the Purchase Plan. A copy of this Amendment is attached to this Proxy Statement as Annex 1 hereto. In lieu of the one-year waiting period, all employees of Participating Employers will be eligible to participate on the first January 1 or July 1 after compliance with the service requirement contained in the Purchase Plan. At the 1995 Annual Meeting, the shareholders of the Company will be asked to approve this amendment to the Purchase Plan. Approval of the proposed amendment to the Purchase Plan by the Company's shareholders is required to maintain the continued qualification of the Purchase Plan for favorable tax treatment under the Internal Revenue Code, and in order for executive officers who purchase shares to be eligible for the exemption provided by Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934. On April 26, 1994, the Board of Directors determined that REN Corporation - USA, its 50% or subsidiary corporations as of the date of approval of the Purchase Plan by the Board, and any future established 50% or more subsidiary shall be Participating Employers in the Purchase Plan.

         The Purchase Plan, which is intended to qualify under Section 423 of the Internal Revenue Code of 1986 (the "Code"), provides that 400,000 newly issued shares of the Company's Common Stock will be reserved for issuance upon exercise of purchase rights granted thereunder, subject to adjustment for stock dividends, stock splits, reverse stock splits and other like changes in the Company's capitalization. As of December 31, 1994, 25,539 shares had been subscribed to by participants in the Purchase Plan.

         The purpose of this amendment is to enable Participating Employers to attract personnel to perform services for the Company and to retain personnel who formerly worked for companies which owned and operated dialysis clinics that were acquired by the Participating Employers. The Purchase Plan is an attractive benefit to such potential employees and should help enable Participating Employers to retain such employees.

         The participants, the level of participation and the purchase terms are subject to the discretion of the participants and/or the terms of the Purchase Plan and, therefore, cannot be determined in advance.

                                 VOTE REQUIRED

         The adoption of this proposal will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company voting in person or by proxy, assuming a quorum is present.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE ADOPTION OF THE PROPOSED AMENDMENT OF THE REN CORPORATION - USA EMPLOYEE STOCK PURCHASE PLAN IN THE FORM ATTACHED AS ANNEX 1 TO THIS PROXY STATEMENT.


                                  PROPOSAL 3:
              AMENDMENT OF NON-STATUTORY STOCK OPTION PLAN OF 1988


         The Company's Non-Statutory Stock Option Plan of 1988 (as amended, the "Plan") was adopted by the Board of Directors in December 1988 and subsequently approved by the shareholders. An aggregate of 1,000,000 shares of Common Stock has been reserved previously for issuance under the Plan, which is not qualified under Section 401(a) of the Internal Revenue Code. On April 25, 1995, the Board of Directors voted to increase the number of shares of Common Stock reserved for issuance under the Plan to 1,750,000. As of March 31, 1995, the categories and approximate numbers of persons who are currently eligible to receive options under the Plan are: directors (5), officers (8), medical directors (100) and employees of the Company (1,428). In consideration for the issuance of options for the purchase of Common Stock pursuant to the Plan, the Company receives the benefit of the service provided by each optionee.

         Responsibility for administration of the Plan is divided among the full Board of Directors (as to directors) and the Compensation Committee (as to all other participants). The appropriate body determines the recipients and the terms of options granted under the Plan, including the number of shares subject to options and the dates upon which options shall be granted. The exercise price of options granted may not be less that the market value of the Common Stock on the date of grant. The terms of options granted under the Plan may not exceed ten years, and no option may be assigned or transferred except by will or by the laws of descent and distribution. All options granted under the Plan vest in four equal annual installments commencing on the first anniversary of the date of grant. As of March 31, 1995, (i) there were options for 505,325 shares issued and outstanding under the Plan and options to purchase 402,412 shares of Common Stock had been exercised, and (ii) the aggregate market value of the 505,325 shares of Common Stock underlying the options issued to optionees pursuant to the Plan was $8,085,200, based on the closing price of the Company's common stock on March 31, 1995.

         To further attract and retain qualified management personnel through the issuance of stock option grants under the Plan, the Board has recommended that the shareholders ratify the increase in the number of shares reserved for issuance under the Plan from 1,000,000 to 1,750,000 as approved by the Board of Directors.

         The recipients and the terms of options granted under the Plan, including the number of shares subject to options, are subject to the discretion, within the terms of the Plan, of the Compensation Committee and, therefore, cannot be determined in advance nor can the dollar value of such grants be determined prior to their grant.

FEDERAL INCOME TAX CONSEQUENCES

         An optionee will not recognize any income and the Company will not be entitled to any deduction upon the grant of the options under the Plan. Upon the exercise of non-qualified options under the Plan, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value, on the date of exercise, of the stock acquired over the exercise price of the option. The Company will then be entitled to a tax deduction in an amount equal to the ordinary income recognized by the recipient. Any additional gain or loss realized by the optionee on disposition of the shares generally will be a capital gain or loss to the optionee and will not result in any additional tax deduction to the Company.

                                 VOTE REQUIRED

         Approval of the proposed amendment to the Company's Non-Statutory Stock Option Plan of 1988 requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company voting in person or by proxy, assuming a quorum is present.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS RATIFY THE AMENDMENT TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE NON-STATUTORY STOCK OPTION PLAN OF 1988 FROM 1,000,000 TO 1,750,000 SHARES.



               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that all Forms 3, 4 and 5 were timely filed by all such persons, the Company believes that all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during the period ended December 31, 1994, except that Mr. Lowell F. Martin failed to file a Form 3 in a timely manner after his election as an officer of the Company and Dr. Jacobs failed to report on a timely basis six sales of securities by him (or by a pension plan as to which plan he had the power to direct investments), two of which occurred on October 28, 1994, one of which occurred on October 31, 1994 and the remainder of which occurred on the first, fourth and fifteenth day of November, 1994, respectively.


                             EXECUTIVE COMPENSATION

         The following tables provide information regarding the Chief Executive Officer and the five other most highly compensated executive officers of the Company during the year indicated with respect to (i) compensation paid or accrued by the Company for services rendered to the Company in all capacities,
(ii) option grants during fiscal 1994, and (iii) aggregated option exercises in fiscal 1994 and values as of December 31, 1994.

                           Summary Compensation Table

- - -------------------------------------------------------------------------------------------------
                                               Annual Compensation    Long Term
                                               -------------------   Compensation
                                                                     ------------
                                                                        Awards
                                                                     ------------  All Other
  Name and Principal Position          Year     Salary     Bonus        Options   Compensation
- - -------------------------------------------------------------------------------------------------
Lawrence J. Centella (1)               1994    $249,999   $135,000       25,000   $ 1,249   (4)
   President and CEO                   1993    $123,185       -         150,000
                                       1992        -          -            -

M. Stephen Harrison                    1994    $165,720   $ 40,000         -      $76,549 (4),(6)
   Executive Vice President,           1993    $121,298       -          25,000   $   840   (5)
                                       1992    $108,333   $ 21,205       10,000

Ralph Z. Levy, Jr.(2)                  1994    $156,538   $ 40,000       10,000   $ 1,249   (4)
   Executive Vice President            1993    $146,058       -           5,000
   General Counsel, Secretary          1992    $ 23,750   $  4,600       52,500

Lowell F. Martin (3)                   1994    $131,115   $ 35,000       10,000   $ 1,092   (4)
   Vice President of Managed Care      1993    $ 40,000       -          10,000
                                       1992        -          -            -

Bradley S. Wear                        1994    $124,999   $ 31,250       20,000   $33,541 (4),(6)
   Senior Vice President, Chief        1993    $121,295       -            -      $ 1,200   (5)
   Financial Officer, Treasurer        1992    $110,000   $ 18,000       40,000
- - -------------------------------------------------------------------------------------------------


(1) The named executive was employed by the Company beginning in July 1993.
(2) The named executive was employed by the Company beginning in November 1992.
(3) The named executive was employed by the Company beginning in November 1993.
(4) Reflects amounts paid by the Company as unvested contributions for the named executives under the Company's 401(k) Benefit Plan.
(5) Reflects amounts paid by the Company in the respective fiscal years under a "split-dollar" insurance arrangement.
(6) Includes profit from exercises of Stock Options in 1994. See "Value Realized" in the Option Values at December 31, 1994 table on page 9 of this Proxy Statement for the profit derived from exercise of stock options in 1994.

                      Options Granted in Fiscal Year 1994


- - ------------------------------------------------------------------------------------------------------------------------
                                    Individual Grants
- - ------------------------------------------------------------------------------------------------------------------------
                                                                                   Potential realizable value at assumed
                                     Percent of total                                   annual rates of stock price
                                      options granted                                  appreciation for option term
                             Options  to employees in   Exercise or    Expiration  -------------------------------------
        Name                 Granted    fiscal year    base price (1)      Date              5%            10%
- - ------------------------------------------------------------------------------------------------------------------------
Lawrence J. Centella          25,000       25.6%          $ 8.88       07/14/2004         $139,615       $353,811

Ralph Z. Levy, Jr.             2,500        2.6%          $ 8.75       06/30/2004         $ 13,757       $ 34,863
                               7,500        7.7%          $13.19       12/31/2004         $ 62,213       $157,661

M. Stephen Harrison             -            -               -             -                  -              -

Bradley S. Wear               20,000       20.5%          $20.00       09/30/2004         $      0       $131,717

Lowell F. Martin              10,000       10.3%          $12.88       11/15/2004         $ 81,002       $205,274
- - ------------------------------------------------------------------------------------------------------------------------


(1) The stock price on September 30, 1994 was $10.25. All options other than that issued to Mr. Wear were priced at the stock price at the date of the grant.


                      Options Values at December 31, 1994


- - -----------------------------------------------------------------------------------------------------------------------
                              Shares                       Number of Unexercised      Value of Unexercised In-the-Money
                             Acquired                    Options at Fiscal Year-end     Options at Fiscal Year-end (2)
                                on         Value        ---------------------------------------------------------------
        Name                 Exercise    Realized       Exercisable   Unexercisable     Exercisable    Unexercisable
- - -----------------------------------------------------------------------------------------------------------------------
Lawrence J. Centella            -            -            37,500         137,500          $161,625       $592,625

Ralph Z. Levy, Jr.              -            -            27,500          40,000          $ 46,587       $ 66,363

Stephen Harrison              10,000      $65,300         11,250          26,250          $ 26,938       $100,963

Bradley S. Wear                5,000      $33,450         45,000          50,000          $199,150       $ 98,800

Lowell F. Martin                -            -             2,500          17,500          $ 10,775       $ 35,425
- - -----------------------------------------------------------------------------------------------------------------------


(2) Based on a year-end stock price of $13.19 calculated as the average of the bid and ask prices for December 30, 1994 as reported by NASDAQ.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDERS PARTICIPATION IN COMPENSATION DECISIONS

The members of the Compensation Committee of the Company's Board of Directors are Drs. Jacobs and Kokko and Mr. Lawson. There are no interlocks among the members of the Compensation Committee and there is no insider participation in compensation decisions.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Company's Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of the executive officers of the Company. Such recommendations are then considered by the Board of Directors of the Company, which must approve, reject, or modify the recommendations of the Compensation Committee. In addition, the Compensation Committee administers the Plan.

Mr. Herbert S. Lawson, and Drs. J. Kenneth Jacobs and Juha P. Kokko served on the Company's Compensation Committee during the period April 26, 1994 through December 31, 1994. Prior to that date, the Compensation Committee consisted of Dr. Jacobs and Messrs. Lawson, D. Barry Reardon and Samuel J. Scialabba. Mr. Reardon resigned from the Board of Directors on March 23, 1994; Mr. Scialabba resigned from the Board of Directors on April 26, 1994.

The policies which are adopted by the Compensation Committee attempt to enable the Company to achieve overall targeted performance levels through the payment of annual base salary, cash bonuses and the granting of stock options.

The specific goals which the Compensation Committee intends to foster in the Company's executive officers through its compensation polices are the encouragement of the efforts of such officers of the Company in achieving corporate performance goals and, to a lesser extent, the reward of the achievements of the individual executive officers in their supervision of the operation of the respective departments over which they are responsible. Bonus compensation payable to all but the Chief Executive Officer is approved annually by the Board of Directors based on the Compensation Committee's review of these factors, the recommendations of the Chief Executive Officer and the Committee's consideration of the total compensation otherwise payable to the executive officer in question.

Effective as of July 14, 1993, Mr. Centella, who is the Company's Chief Executive Officer, entered into an Employment Agreement with the Company. This agreement, which expires on December 31, 1996, provides for base compensation of $250,000 for the first year of his employment by the Company and requires the Company to pay an annual bonus equal to a prespecified percentage of Mr. Centella's base compensation based on the Company's achievement of certain annually determined levels of consolidated return on capital employed ("ROCE") for each year of his Employment Agreement. This Agreement may be renewed through December 31, 1999 at the option of the Company. For an explanation of the detailed method by which Mr. Centella's annual bonus is computed, see "Executive Employment and Bonus Agreements." The formula method for determination of the annual bonus payable to the Chief Executive Officer of the Company enables a high proportion of Mr. Centella's total compensation to be tied to the performance of the Company as measured by ROCE. Because the Compensation Committee believes that ROCE has historically had a direct correlation with the price of the Company's stock, this formula method is an attempt to closely align the performance of the Company's stock with Mr. Centella's bonus compensation.

The base compensation payable to three of the other executive officers of the Company is provided in Employment Agreements. By entering into these Employment Agreements (which generally have initial terms of two or three years), the Company was able to fix by advance agreement the base compensation payable to such executive officers and such agreements generally contain provisions by which such executive officers agree not to compete with the Company in the event of termination of employment of the individual employees. At the time of their execution, the Compensation Committee felt that these Employment Agreements benefitted the Company by assuring the continuing performance of services for the Company of these executive officers based on the term of such Employment Agreements and the resulting legal commitment imposed upon such officers to continue to provide services to the Company pursuant to these contracts.

In 1994, the Compensation Committee reexamined the underlying philosophy behind the utilization of long term employment agreements to attract and to retain senior members of management. At its August 25, 1994 meeting, the Committee determined to discontinue the use of long term employment contracts and instead determined to enter into severance arrangements with members of its management. In this manner, the Company would not be obligated to long-term contracts with members of management. The intent of a severance agreement would be to provide for the payment of an agreed upon payment to any member of management whose employment is terminated by the Company without cause. Receipt of this severance package in the event of termination without cause should be sufficient protection to a newly hired employee in the event of termination of such person's employ without cause. The annual compensation payable to each signatory of such an agreement would be reexamined on an annual basis in conjunction with a common review of compensation payable to all members of management. As of the date of this proxy, no severance agreements of this type have been signed.

The targeted levels of overall compensation payable by the Company to its executive officers (whether payable under employment agreements or otherwise) are intended to be consistent with compensation offered by other publicly traded health care companies to senior managers with comparable experience and responsibilities. However, because a component of the annual compensation payable to these individuals consists of annual bonuses which are, in part, dependent on the Company's annual performance, the actual compensation paid to each of these officers in any particular year may be above or below the Company's competitors. During 1994, four of the Company's executive officers received base compensation increases. The increase in annual base compensation paid during 1994 to two of these officers was in the amount specified in such officer's employment agreement. The increases during 1994 in annual compensation paid to another officer resulted from such person's election as an officer of the Company and his assumption of additional duties during such year. The increase in annual base compensation paid to the fourth officer of the Company was made in accordance with the annual review of compensation payable to such officer in accordance with the terms of the offer of employment made to such officer, which offer was approved by the Compensation Committee and the Board of Directors of the Company.

An important component of the compensation of the executive officers of the Company arises from grants of stock options to such officers under the Company's Non-Statutory Stock Option Plan of 1988. In making decisions as to individual grants of stock options to the executive officers of the Company, the Compensation Committee will consider various factors, including the recommendations of the Chief Executive Officer, the performance of the Company based on achievement of targeted performance levels, the Committee's subjective assessment of the performance of such individuals, the total number of stock options already granted to such executive officers and the contractual commitments, if any, to grant options of the Company to such individuals in the future. The Compensation Committee believes that the ability to grant stock options to key personnel of the Company is a factor in the ability of the Company to attract and retain senior management personnel.

The above report is submitted by the Compensation Committee of the Company's Board of Directors:

    J. KENNETH JACOBS, M.D.   JUHA P. KOKKO, M.D., PH.D.   HERBERT S. LAWSON


COMPARATIVE COMPANY PERFORMANCE

         The following line graph compares cumulative total shareholder return for the Company with a performance indicator of the overall stock market, the NASDAQ Stock Market (U.S.), and a nationally recognized industry index, the NASDAQ Health Services Stocks, since the Company went public in November 1989.

                     Comparison of Cumulative Total Return
             Among REN Corporation-USA, NASDAQ Stock Market (U.S.)
                     and the NASDAQ Health Services Stocks


                                    (GRAPH)


             REN Corporation-USA       Nasdaq Stock Market (U.S.)      Nasdaq Health Services Stocks
12/89              $100                        $100                               $100
12/90              $ 46                        $ 85                               $116
12/91              $111                        $136                               $258
12/92              $200                        $159                               $267
12/93              $115                        $182                               $309
12/94              $193                        $178                               $332


Assumes $100 invested on December 29, 1989. Assumes dividends reinvested. Closing price of the Common Stock on December 29, 1989 and at December 31, 1990, 1991, 1992, 1993 and 1994 was $6.875, $3.125, $7.625, $13.75, $7.875 and
$13.19, respectively.

COMPENSATION OF DIRECTORS

         The Chairman of the Company's Board of Directors receives annual compensation of $40,000 per year. All other directors currently receive $20,000 per year for service as a member of the Board of Directors. In addition, each Board member receives $2,500 for each Board Meeting attended in person and $1,000 for each committee meeting attended in person. Directors are also reimbursed for expenses incurred in attendance at such meetings and they are further compensated for special assignments delegated by the Board of Directors. Dr. Kokko currently receives $4,000 per month for consulting services rendered to the Company. At present, directors are entitled to participate in the Plan, and two directors who are not executive officers have each been granted options to purchase 10,000 shares of Common Stock.

STOCK OPTIONS

         The Company's Non-Statutory Stock Option Plan of 1988 (the "Plan") was adopted by the Board of Directors in December 1988 and subsequently approved by the shareholders. An aggregate of 1,000,000 shares of Common Stock previously has been reserved for issuance under the Plan, which is not qualified under
Section 401(a) of the Internal Revenue Code. At the 1995 Annual Meeting, the shareholders will be asked to approve an increase in the number of shares available for issuance under the Plan from 1,000,000 shares to 1,750,000 shares. Directors, officers, medical directors and employees of the Company and its subsidiaries are eligible to receive options under the Plan.

         Responsibility for administration of the Plan is divided among the full Board of Directors (as to directors) and the Compensation Committee (as to all other participants). The appropriate body determines the recipients and the terms of options granted under the Plan, including the number of shares subject to options and the dates upon which options shall be granted. The exercise price of options granted may not be less than the market value of the Common Stock on the date of grant. The terms of options granted under the Plan may not exceed ten years, and no option may be assigned or transferred except by will or by the laws of descent and distribution. All options granted under the Plan vest in four equal annual installments commencing on the first anniversary of the date of grant. As of March 31, 1995, options to purchase 402,412 shares of Common Stock had been exercised.

DEFERRED COMPENSATION PLANS

         The Company has adopted an Unfunded Deferred Compensation Plan which permits individuals identified by the Compensation Committee of the Board of Directors to elect to defer the receipt of all or any portion of any cash or stock bonus payable to them pursuant to their compensation arrangements with the Company. Amounts deferred by a participant in each year are converted on December 31 of that year into the number of shares of Common Stock determined by dividing the amount of compensation deferred for such year by the fair market value of the Common Stock on such date. Distribution of the Common Stock accrued in each participant's account commences upon termination of the deferral period selected by the participant or, if earlier, upon a change in control of the Company or on the December 31 following the date the participant dies or becomes disabled. Each participant may elect to receive distributions of the Common Stock either in a lump sum or in equal annual installments over such period as the participant may elect. To date the Compensation Committee has not designated any participants. This Plan was terminated by the Board of Directors of the Company on April 26, 1994.

         At the August 25, 1994 meeting of its Board of Directors, the Company adopted the Deferred Compensation Plan for Key Employees, effective January 1, 1995. Under this plan (the "1995 Deferred Compensation Plan"), certain employees of the Company and any affiliated or related company could elect to defer the receipt of not less than five (5%) no more than forty (40%) of the total aggregate compensation otherwise payable by that employee's employer to such employee in any year. Amounts deferred are invested in the manner selected by the Company or, if so elected by the participant, in one or more of the investment options available to participants in the Company's Savings and Profit Sharing Plan. The sums credited to a participant's account are distributed on the effective date of a distribution election as selected by a participant or on his or her earlier death. A participant may elect to receive distributions either in a lump sum or in equal annual installments over three or five years. As of January 1, 1995, one officer of the Company had elected to participate in the 1995 Deferred Compensation Plan.

EXECUTIVE EMPLOYMENT AND BONUS AGREEMENTS

         Effective as of July 14, 1993, Mr. Centella, who is the Company's Chief Executive Officer, entered into an Employment Agreement with the Company. This agreement, which expires on December 31, 1996, provides for base compensation of $250,000 for the first year of his employment by the Company and requires the Company to pay an annual bonus equal to a prespecified percentage of Mr. Centella's base compensation based on the Company's achievement of certain annually determined levels of ROCE for each year of his Employment Agreement. This Agreement may be renewed through December 31, 1999 at the option of the Company. For any year in which the Company achieves at least 85% of the ROCE which has been targeted by the Board of Directors of the Company for such year, Mr. Centella's bonus for such year will be equal to: (1) $87,500 multiplied by a fraction equal to the percentage by which the Company's ROCE for such year exceeds 85% of the Company's targeted ROCE for such year, divided by 15%, provided however that in no event shall such bonus exceed $87,500; or (2) if the Company's ROCE for such year exceeds 100% of the Company's targeted ROCE for such year, then Mr. Centella shall be entitled to an additional bonus equal to $75,000 multiplied by a fraction having a numerator equal to 100 times the percentage by which the Company's ROCE for such year exceeds the Company's targeted ROCE for such year and a denominator of 3, provided that in no event shall such additional bonus exceed $75,000.
For 1994, Mr. Centella would have been entitled to a bonus of $106,500 under this formula for determination of his bonus. However, in light of the dramatic improvement of the results of operations of the Company during 1994, the Board of Directors at its January 26, 1995 meeting elected to pay Mr. Centella a bonus of $135,000 for services rendered in 1994. The Employment Agreement requires the Company and the Chief Executive Officer to review the base compensation and the bonus level payable to him during the first quarter of 1995 and each year thereafter and to make such annual changes as are agreed to be made. This review did not result in any changes in base compensation or bonus formula method with respect to 1995.

         Mr. Centella's Employment Agreement also contains an in-term and a one year post-term covenant not to compete and provides for the payment of termination compensation equal to one year of base compensation in the event of termination of the agreement for any reason except for cause. In addition, effective as of the date of his employment by the Company, Mr. Centella was granted options to purchase 150,000 shares of the Company's common stock based on the closing price of the Company's common stock on December 2, 1993, the date of approval of the issuance of such options by the Compensation Committee. As of the first anniversary of his employment with the Company, Mr. Centella was granted options to purchase an additional 25,000 shares of the Company's common stock. At the end of the second year of his employment, the Company will issue Mr. Centella options to purchase an additional 25,000 shares of the Company's common stock. All options which are required to be issued under Mr. Centella's Employment Agreement will be issued under the Company's Non-Statutory Stock Option Plan of 1988.

         In addition, pursuant to Mr. Centella's Employment Agreement, the Company reimburses Mr. Centella for the premiums paid by him on a life insurance policy owned by Mr. Centella on his life, and the Company provides Mr. Centella with standard health insurance and disability insurance.

CERTAIN TRANSACTIONS

         The Company has a six-year supply agreement with COBE Laboratories, Inc. ("COBE"), pursuant to which, subject to certain restrictions, the Company agreed to purchase 75% of its requirements for renal dialysis machines and 100% of the associated blood line supplies on terms no less favorable than are offered to third parties. During 1994, the Company incurred $7,845,189 for equipment and supplies to COBE which owns 53.0% of the Company's outstanding voting stock and has the right to designate a majority of the members of the Board of Directors. In addition, during 1994 the Company incurred $161,809 for director fees and other expense reimbursements to COBE.

         During 1994 the Company incurred $631,943 for travel expense arranged through a travel agency in which a partner is the spouse of a director of the Company.

                         VOTING SECURITIES OUTSTANDING


         The following table sets forth certain information, as of March 31, 1995, concerning beneficial ownership of the Company's Common Stock by (i) each person who is known by the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each director of the Company, (iii) each officer named in the Summary Compensation Table under the heading "Executive Compensation", and (iv) all directors and executive officers of the Company as a group. The Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares, subject to the information contained in the footnotes to the table below.

Name of                                                                          Percentage of
Beneficial Owner                                              Shares Owned     Outstanding Shares
- - ----------------                                              ------------     ------------------
COBE Laboratories, Inc. (1) . . . . . . . . . . . . . . .      10,036,221             53.0%
   1185 Oak Street
   Lakewood, CO 80215
Lawrence J. Centella  . . . . . . . . . . . . . . . . . .           5,666              *
Ralph Z. Levy, Jr.  . . . . . . . . . . . . . . . . . . .           1,066              *
M. Stephen Harrison . . . . . . . . . . . . . . . . . . .           1,066              *
Bradley S. Wear . . . . . . . . . . . . . . . . . . . . .             416              *
Lowell F. Martin  . . . . . . . . . . . . . . . . . . . .             881              *
Jan Gustavsson (2)  . . . . . . . . . . . . . . . . . . .      10,036,221             53.0%
   Magistratsvagen 16, Box 10101
   S-220 10 Lund, Sweden
J. Kenneth Jacobs, M.D.   . . . . . . . . . . . . . . . .          76,100              *
Juha P. Kokko, M.D. . . . . . . . . . . . . . . . . . . .               -              -
Herbert S. Lawson (3) . . . . . . . . . . . . . . . . . .      10,037,721             53.1%
   1185 Oak Street
   Lakewood, CO 80215
Mats Wahlstrom (3)  . . . . . . . . . . . . . . . . . . .      10,038,721             53.1%
   1185 Oak Street
   Lakewood, CO 80215
All Officers and Directors as
   a Group (13 persons).  . . . . . . . . . . . . . . . .      10,135,416             53.6%

- - ---------------------
*  Less than one percent.

   (1) Based on publicly-available information, COBE is a direct wholly-owned subsidiary of Gambro GmbH a German corporation, which is a direct wholly-owned subsidiary of Gambro AB, a Swedish corporation. Shares representing approximately 58.5% of the total voting power of Gambro AB are held by Incentive AB, a Swedish corporation.

(2) Includes 10,036,221 shares of Common Stock owned by COBE, which is a wholly-owned subsidiary of Gambro GmbH, a German corporation, which is a wholly-owned subsidiary of Gambro AB, a Swedish corporation. Mr. Gustavsson is an employee of Gambro AB. Mr. Gustavsson disclaims any beneficial ownership of such shares.
(3) Includes 10,036,221 shares of Common Stock owned by COBE, of which Messrs. Lawson and Wahlstrom, who are directors of the Company, are employees. Messrs. Lawson and Wahlstrom disclaim any beneficial ownership of such shares.


                                   MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

         The following table sets forth certain information with respect to the executive officers and directors of the Company:

Name                                               Age              Position
Lawrence J. Centella (1)  . . . . . . . . . . . .  54       President, Chief Executive Officer
                                                            and Director
Ralph Z. Levy, Jr.  . . . . . . . . . . . . . . .  43       Executive Vice President, General
                                                            Counsel and Secretary
M. Stephen Harrison . . . . . . . . . . . . . . .  51       Executive Vice President
Bradley S. Wear . . . . . . . . . . . . . . . . .  37       Senior Vice President, Treasurer
                                                            and Chief Financial Officer
Lowell F. Martin  . . . . . . . . . . . . . . . .  48       Vice President of Managed Care
Philip Marzullo . . . . . . . . . . . . . . . . .  50       Vice President and Chief
                                                            Information Officer
Glen R. Kielley . . . . . . . . . . . . . . . . .  51       Vice President of Human Resources
Brian A.J. Walters, Ph.D. . . . . . . . . . . . .  48       Vice President of Quality Assurance
                                                            and Laboratory Operations
Stephen M. Brown  . . . . . . . . . . . . . . . .  47       Controller
Jan Gustavsson (2)  . . . . . . . . . . . . . . .  48       Director
J. Kenneth Jacobs, M.D. (2)(3). . . . . . . . . .  64       Director
Juha P. Kokko, M.D. (1)(2)(3) . . . . . . . . . .  58       Director
Herbert S. Lawson (1)(2)(3) . . . . . . . . . . .  46       Director
Mats Wahlstrom (1)  . . . . . . . . . . . . . . .  40       Chairman of the Board

- - -------------

(1)      Member of the Executive Committee of the Board of Directors.
(2)      Member of Audit Committee of Board of Directors.
(3)      Member of Compensation Committee of Board of Directors.

         Lawrence J. Centella. Mr. Centella has served as President and Chief Executive Officer of the Company since July 1993. From July 1990 to July 1993, Mr. Centella was President of COBE Renal Care, Inc., a subsidiary of COBE Laboratories, Inc. From April 1989 to June 1990, Mr. Centella was President of Gambro-Hospal, Inc., a manufacturer and distributor of renal care products. For the ten years prior to April 1989, he was President of LADA International, Inc., a distributor of specialty hospital equipment products.

         Ralph Z. Levy, Jr. Mr. Levy has served as the Company's Executive Vice President, General Counsel and Secretary since November 1992. Prior to joining the Company, Mr. Levy was, from July 1978 to October 1992, a partner with Wyatt, Tarrant, Combs, Gilbert and Milom, a Nashville, Tennessee and
Louisville, Kentucky based law firm.

         M. Stephen Harrison. Mr. Harrison has served as Executive Vice President of the Company since September 1993. From July 1990, he had served as Vice President Corporate Development of the Company. From December 1988 until joining the Company, he was President of New South Securities Inc., a company dealing in commercial real estate syndication. Mr. Harrison was President of Raintree Investment Inc., a residential and commercial real estate business, from April 1986 to December 1988. He served as President and co-owner of Dialysis Affiliates, Inc. from January 1979 to May 1985. From April 1975 to December 1978, he was employed by Community Dialysis Centers (now VIVRA), where he reached the position of Senior Vice President.

         Bradley S. Wear. Mr. Wear has served as Senior Vice President, Chief Financial Officer of the Company since September 1991 and as Treasurer since April 1992. Mr. Wear was a Business Controller for Gambro AB, the parent of COBE Laboratories, Inc. from April 1991 until joining the Company. Prior to that, he served as Manager of Internal Audit and Operations Analysis for COBE from October 1989 to April 1991 and as Audit Supervisor for Coopers and Lybrand from November 1986 to October 1989.

         Lowell F. Martin. Mr. Martin has served as Vice President of Managed Care of the Company since January, 1995. From November 1993, he had served as Vice President of Operations of the Company. From June 1990 until joining the Company, Mr. Martin served first as Vice President of Operations and then Executive Vice President and Chief Financial Officer of Heritage Imaging Corporation, a Nashville, Tennessee based provider of medical imaging services. He served also as Chief Executive Officer of HealthMaster, Inc., a Nashville health maintenance organization, from September 1985 to January 1990.

         Philip Marzullo. Mr. Marzullo has served as Vice President and Chief Information Officer of the Company since May 1993. From October 1986 to November 1992, he served as Director of Management Information Systems for Lehigh Press, Inc., a graphic arts and printing company located in Cherry Hill, New Jersey.

         Glen R. Kielley. Mr. Kielley has served as Vice President of Human Resources of the Company since February 1995. From May 1983 until joining the Company, Mr. Kielley served as Director of Human Resources of Wisconsin Power and Light Company in Madison, Wisconsin. He served as Vice President of Human Resources of Madison-Kipp Corporation, a manufacturing firm in the electronics and die casting business, from 1973 to 1983. From 1968 to 1973, he was employed by Ray-O-Vac Corporation, a battery manufacturer in Wisconsin.

         Brian A.J. Walters, Ph.D. Dr. Walters is currently Vice President of Laboratory Operations and Quality Assurance. Dr. Walters came to REN Corporation in 1992 from Beth Israel Medical Center in New York where he was Director of Microbiology. He received his Ph.D. in Microbiology from New York University, and has been associated with the healthcare industry for 22 years, 12 of which were in Australia.

         Stephen M. Brown. Mr. Brown has served as Controller of the Company since July 1991. From November 1988 to July 1991, Mr. Brown was Corporate Controller for Mycor, Inc., a Nashville-based real estate and property management firm. From September 1985 to November 1988, he was Group Controller for The Freeman Companies, a real estate and property management firm located in Nashville, Tennessee.

         Jan Gustavsson. Mr. Gustavsson has served as a director of the Company since April 1993. In March 1993, Mr. Gustavsson was appointed Chief Financial Officer of Gambro AB. From October 1989 to March 1993, he was Chief Financial Officer of Getinge AB, a multinational Swedish medical and technical company. From December 1986 to October 1989, Mr. Gustavsson was Chief Financial Officer of Akerlund & Rausing, a packaging company which is part of Swedish Match.

         J. Kenneth Jacobs, M.D. Dr. Jacobs has served as a director of the Company since its organization. Dr. Jacobs has been in the private practice of medicine since 1963, specializing in general, vascular and thoracic surgery.
He currently is Clinical Professor of Surgery at Vanderbilt University School of Medicine and President of St. Thomas Surgical Group, P.C. in Nashville.

         Juha P. Kokko, M.D. Dr. Kokko has served as a director of the Company since September 1993. He is Professor of Medicine of the Emory University School of Medicine in Atlanta, Georgia and has served as Chairman of the Department of Medicine of that institution since 1986.

         Herbert S. Lawson. Mr. Lawson has served as a director of the Company since October 1992. From 1981 to July 1982, he served as Director of Taxes of COBE

Laboratories, Inc. Since July 1982, Mr. Lawson has been Vice President and Treasurer of COBE Laboratories, Inc.

         Mats Wahlstrom. Mr. Wahlstrom was appointed Director of the Company in May 1991. Since 1985, he served as Chief Financial Officer of Gambro, AB, becoming its Executive Vice President in March 1993. In June 1990, he was elected a director of COBE and was appointed its Executive Vice President; in May 1991 he became its President.

         Pursuant to the Stock Purchase Agreement between the Company and COBE, dated as of May 11, 1991, as amended, COBE has the right to designate a majority of the Company's Board of Directors. In accordance with the By-Laws of the Company, the Board of Directors of the Company has determined that the Board of Directors be comprised of six (6) directors. Thus, COBE has the right to designate four (4) members. Messrs. Gustavsson, Lawson and Wahlstrom are the designated COBE members of the Company's Board of Directors.


                  INFORMATION CONCERNING INDEPENDENT AUDITORS

         The Board of Directors has authorized the Audit Committee to select the Company's independent auditors for the fiscal year ending December 31, 1995. The Audit Committee has selected the firm of Ernst & Young, CPA's to serve as the Company's independent auditors for the fiscal year ending December 31, 1995.

         On July 15, 1994, effective as of that date, the Company engaged the firm of Ernst & Young as its independent auditors for the fiscal year ended December 31, 1994, to replace the firm of KPMG Peat Marwick, whose engagement was terminated. KPMG Peat Marwick served as the Company's independent auditors for the fiscal year ending December 31, 1993, and had performed this function for the Company since November 28, 1990. The decision to change auditors was approved by the Audit Committee and by the Board of Directors of the Company.

         In connection with the audits of the Company's consolidated financial statements for the fiscal years ended December 31, 1992 and 1993, and in the period from January 1, 1994, to July 14, 1994, there were no disagreements with KPMG Peat Marwick on any matters of accounting principles or practices, financial statement disclosures or auditing scope and procedures which, if not resolved to the satisfaction of KPMG Peat Marwick, would have caused KPMG Peat Marwick to make reference to the matter in its reports. During the same periods, KPMG Peat Marwick did not advise the Company of the occurrence of any reportable events as defined under 304(a)(1)(v) of Regulation S-K.

         The report of KPMG Peat Marwick, dated January 25, 1994, on the Company's consolidated financial statements for the fiscal years ended December 31, 1992 and 1993, did not contain any adverse opinion or disclaimer, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         Prior to engaging Ernst & Young, the Company did not consult with Ernst & Young, CPA's regarding (i) the application of accounting principles to a specific proposed or completed transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) the subject matter of any disagreements or "reportable events" with KPMG Peat Marwick.

         Representatives of Ernst & Young and of KPMG Peat Marwick will be present at the meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions at that time.


                                 OTHER MATTERS

         Although the Board of Directors knows of no other proposals to be presented for consideration at the meeting, any such other matters properly before the meeting will be voted upon by the persons named in the proxy according to their best judgment.

         Any shareholder who wishes to present a proposal for consideration at the 1996 Annual Meeting must submit such proposal in accordance with the rules promulgated by the Securities and Exchange Commission. In order for a proposal to be included in the proxy statement relating to the 1996 Annual Meeting, the shareholder must notify the Company of his or her intention to do so and submit such proposal in writing to the Company to be received by it no later than December 1, 1995. Such notice and proposal should be addressed to Ralph Z. Levy, Jr., Secretary, REN Corporation-USA, 6820 Charlotte Pike, Nashville, Tennessee 37209.

         A copy of the Company's 1994 Annual Report to Shareholders is being mailed with this Proxy Statement. Additional copies of the Annual Report and the Notice of Annual Meeting, Proxy Statement and accompanying proxy may be obtained from the Secretary of the Company.

         In order to assure the presence of the necessary quorum at the 1995 Annual Meeting, please sign and mail the enclosed proxy promptly in the envelope provided. No postage is required if mailed within the United States. The signing of the proxy will not prevent your attending the meeting and voting in person, should you so desire.






Nashville, Tennessee
April 28, 1995

                                                                      APPENDIX A

                                    ANNEX I

                             REN CORPORATION - USA

                          EMPLOYEE STOCK PURCHASE PLAN
                                AMENDMENT NO. 1

         WHEREAS, the Board of Directors of REN Corporation - USA (the "Company") adopted the REN Corporation - USA Employee Stock Purchase Plan (the "Plan"), effective July 1, 1994; and

         WHEREAS, the Company reserved the right to amend the Plan in Section 15 thereof; and

         WHEREAS, the Company desires to amend the Plan to change the waiting period for participation in the Plan;

         NOW THEREFORE, the Plan is hereby amended, effective July 1, 1995, as follows:

         The first sentence of Section 3.G. of the Plan is amended to read as follows:

                 The word "Employee" means any person, including any officer or director, who is employed by a Participating Employer and whose customary weekly employment with the Participating Employer is at least twenty (20) hours.

         Other than as set forth above, the Plan is hereby ratified, confirmed and approved in it entirety.


                            CERTIFICATE OF SECRETARY

I, ____________________________________, Secretary of REN Corporation - USA, do
hereby certify that the foregoing Amendment No. 1 to the REN Corporation - USA Employee Stock Purchase Plan was adopted by the Board of Directors of REN Corporation - USA on the _______ day of _____________________, 1995.



                                        ________________________________________

                                                       Secretary

                                                                      APPENDIX B

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

REN CORPORATION-USA COMMON STOCK PROXY -- for the Annual Meeting of Shareholders at 2:00 p.m., Thursday, June 1, 1995, at the corporate offices located at 6820 Charlotte Pike, Nashville, Tennessee.

    The undersigned hereby appoints Mats Wahlstrom and Lawrence J. Centella, or any of them, with full power of substitution, as Proxies to vote the Common Stock of REN Corporation-USA (the "Company") held by the undersigned at the above-stated Annual Meeting, and any adjournments thereof, upon the matters set forth in the Notice and Proxy Statement, dated April 28, 1995 as follows:

    The Board of Directors Recommends a Vote FOR Proposals 1, 2 and 3.

1. Election of Directors. The nominees to serve until 1998 are J. Kenneth Jacobs, M.D. and Juha P. Kokko, M.D., Ph.D.

     / /  FOR all Nominees          / /  WITHHELD from all nominees
     / /  FOR, except vote withheld from the following nominee(s):
                                                                -----------------------

2. Approval of the proposed amendment to the REN Corporation-USA Employee Stock Purchase Plan.

      / /  FOR                  / /  AGAINST                  / /  ABSTAIN

3. Ratification of the increase in the number of shares available for issuance under the Company's Non-Statutory Stock Option Plan of 1988.

      / /  FOR                  / /  AGAINST                  / /  ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such matters as may properly come before the Annual Meeting.

    The proxy will be voted as specified. If no specification is made, it will be voted FOR Proposals 1, 2 and 3 with the discretion of the Proxy or Proxies on any other business.

    Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked. Receipt of the Notice of the 1995 Annual Meeting and Proxy Statement is hereby acknowledged. PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                     ---------------------------

                                                     Signature              Date

                                                     ---------------------------

                                                     Signature              Date

                                                     Joint owners must EACH
                                                     sign. Please sign EXACTLY
                                                     as your name(s) appear(s)
                                                     on this card. When signing
                                                     as attorney, trustee,
                                                     executor, administrator,
                                                     guardian or corporate
                                                     officer, please give your
                                                     FULL title.